UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10,  2017

(Exact name of registrant as specified in its charter)

Commission file number:  1-33741

Delaware	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 11, 2017, the shareholders of A. H. Belo Corporation approved the A. H. Belo 2017 Incentive Compensation Plan, which is intended to replace the A. H. Belo 2008 Incentive Compensation Plan that expires in February 2018.  The A. H. Belo 2017 Incentive Compensation Plan was filed as Exhibit I to the Company’s Proxy Statement on Schedule 14A filed on March 28, 2017 (the “2017 Proxy Statement”), and is incorporated herein by reference.  The vote results regarding the 2017 Incentive Compensation Plan are set forth in Item 5.07 below.  The forms of Evidence of Grant for equity grants to be awarded under the 2017 Incentive Compensation Plan to Non-Employee Directors and to Employees are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of A. H. Belo Corporation (the "Company" or "A. H. Belo") was held on May 11, 2017, in Dallas, Texas.  The following are the final voting results and a brief description of each matter submitted to the Company's shareholders at that meeting.  Each proposal is described in more detail in the Company's 2017 Proxy Statement, dated March 28, 2017.

Proposal 1:  Election of Directors.  The shareholders of the Company elected each of the three director nominees nominated by the Company's Board of Directors, as follows:  John A. Beckert, Robert W. Decherd, and Tyree B. (Ty) Miller were elected as Class III directors and are eligible to serve a three-year term until the 2020 annual meeting.

The following is a tabulation of the voting results with respect to each director nominee:

Director	Votes For	Withheld	Broker Non-Votes
John A. Beckert	34,253,194	3,137,565	4,234,817
Robert W. Decherd	35,131,809	2,258,950	4,234,817
Tyree B. (Ty) Miller	34,151,391	3,239,368	4,234,817

Proposal 2:  Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company's shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017 by the following vote:

For	Against	Abstain	Broker Non-Votes
40,699,576	916,389	9,611	0

Proposal 3:  Resolution Approving the A. H. Belo 2017 Incentive Compensation Plan.   The Company's shareholders approved the A. H. Belo 2017 Incentive Compensation Plan by the affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote:

For	Against	Abstain	Broker Non-Votes
28,043,312	9,264,425	83,022	4,234,817

Proposal 4:  Approval of an Advisory Resolution regarding Executive Compensation (Say-on-Pay). The Company's shareholders approved the following advisory resolution by the affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote:

“RESOLVED, that the shareholders of A. H. Belo Corporation (“A. H. Belo” or the “Company”) approve, on an advisory basis, the compensation of A. H. Belo’s named executive officers as disclosed in the “Compensation Discussion and Analysis” section, the Summary Compensation Table and the related compensation tables, notes and narrative contained in the 2017 proxy statement.”

The shareholder vote was as follows:

For	Against	Abstain	Broker Non-Votes
36,138,652	1,161,597	90,510	4,234,817

Proposal 5:  Advisory Vote regarding the Frequency of Future Say-on-Pay Votes (Say-on-Frequency). The results of the shareholder advisory vote on the frequency of future say-on-pay votes were:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,520,076	531,722	27,242,744	96,217	4,234,817

The choice of every three years was approved by the Company’s shareholders, having received the affirmative vote of more than a majority of the voting power represented at the annual meeting and entitled to vote on this proposal.  In light of this result, the Company’s Board of Directors has decided to conduct future advisory votes on executive compensation every three years.  Accordingly, the next shareholder advisory say-on-pay vote is scheduled to be held at the Company’s 2020 annual meeting of shareholders.

Item 8.01.  Other Events.

On May 10, 2017, the Company's Board of Directors approved a third quarter 2017 dividend of $0.08 per share.  The dividend will be payable on September 1, 2017 to shareholders of record at the close of business on August 11, 2017.  A copy of the announcement press release is furnished with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1 Form of Evidence of Grant under the 2017 ICP (Non-Employee Directors)

10.2 Form of Evidence of Grant under the 2017 ICP (Employees)

99.1 Press release issued by A. H. Belo Corporation on May 11, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2017	A. H. BELO CORPORATION

	By:	/s/ Christine E. Larkin
Christine E. Larkin
Senior Vice President/General Counsel &
Secretary

EXHIBIT INDEX

10.1 Form of Evidence of Grant under the 2017 ICP (Non-Employee Directors)

10.2 Form of Evidence of Grant under the 2017 ICP (Employees)

99.1 Press release issued by A. H. Belo Corporation on May 11, 2017